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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2001
                                                        -----------------


                               CLARENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          Delaware                                000-26441                            77-0433687
          --------                                ---------                            ----------
(State or other jurisdiction                     (Commission                          (IRS Employer
     of incorporation)                           File Number)                       Identification No.)


          700 Chesapeake Drive
            Redwood City, CA                                             94063
            ----------------                                             -----
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: (650) 306-7511


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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Item 5. Other Events.

         On October 23, 2001, Registrant announced that it is continuing its investigation into the previously announced overstatement of historical revenues. The results of this investigation indicate that there have been financial irregularities that materially affect the previously reported results for fiscal year 2000, as well as the first two quarters of fiscal year 2001. The Registrant said that Ernst & Young notified Registrant that its previously issued reports on Registrant's financial statements for the year ended December 31, 2000 should no longer be relied upon. The Registrant also said that Ernst & Young remains its auditor of record and is assisting with the investigation.

         A copy of the press release of Registrant with respect to the matters disclosed above is included herein as Exhibit 99.1, and is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit
Number            Description

99.1     Press Release, dated October 23, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CLARENT CORPORATION

Date: October 24, 2001               /s/ Michael F. Vargo
                                     -------------------------------------------
                                     Michael F. Vargo, President and
                                     Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1     Press Release, dated October 23, 2001.





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